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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                               DATED MAY 1, 1997

CORE EQUITY PORTFOLIO

In October 1997 the Core Equity Portfolio's current sub-adviser, TCW Funds Management, Inc. ("TCW"), indicated its intention to resign as sub-adviser to the Core Equity Portfolio.

On November 6, 1997, the Board of Trustees unanimously recommended that a new sub-advisory agreement between Dean Witter InterCapital ("InterCapital") and Morgan Stanley Asset Management Inc. ("MSAM") be submitted to shareholders of the Core Equity Portfolio for approval at a special meeting expected to be held in February 1998. Under the proposed new sub-advisory agreement, InterCapital would pay MSAM a fee equal, on an annual basis, to 40% of the management fee receivable by InterCapital under its investment management agreement with Dean Witter Select Dimensions Investment Series (the "Fund") on behalf of the Core Equity Portfolio. This percentage is identical to the percentage payable to TCW under the present sub-advisory agreement for the Core Equity Portfolio.

In addition, effective upon implementation of a new sub-advisory agreement, the present investment management agreement between the Fund and InterCapital on behalf of the Core Equity Portfolio would be amended to lower the management fee payable by the Core Equity Portfolio under the investment management agreement from the annual rate of 0.85% of the Core Equity Portfolio's average daily net assets to 0.80% of the Core Equity Portfolio's average daily net assets.

Also, if the proposed sub-advisory agreement is approved by the shareholders of the Core Equity Portfolio, the name of the Portfolio will be changed to the Growth Portfolio.

BALANCED PORTFOLIO

Dean Witter InterCapital Inc. ("InterCapital") is the investment manager for the Portfolio. TCW Funds Management, Inc. ("TCW") serves as sub-adviser to the Balanced Portfolio pursuant to a sub-advisory agreement with InterCapital. In October 1997, TCW indicated its intention to resign as sub-adviser to the Balanced Portfolio.

On November 6, 1997, the Board of Trustees unanimously approved InterCapital's proposal to assume the duties previously performed by TCW and to reduce the rate of compensation payable to InterCapital under the investment management agreement between InterCapital and the Fund on behalf of the Balanced Portfolio from 0.75% of average daily net assets of the Balanced Portfolio to 0.60% of average daily net assets of the Balanced Portfolio.

At the November 6th meeting, the Board also recommended that shareholders approve a change in the investment objective of the Balanced Portfolio from high total return through a combination of income and capital appreciation to an investment objective of capital growth with reasonable income. The proposed change in investment objective will be submitted to shareholders of the Balanced Portfolio for approval at a special meeting expected to be held in February 1998.

Following approval by shareholders of the Balanced Portfolio of the proposed change in investment objective, the name of the Balanced Portfolio will be changed to Balanced Growth Portfolio and InterCapital will assume the duties previously performed by TCW with respect to the Portfolio.

November 6, 1997